Supplement Dated May 31, 2019 to
Prospectuses Dated May 1, 2019 for
Protective Dimensions, Investors Series, Investors Series ADV,
Protective Values and Protective Values Advantage

Contracts Issued by
Protective Life Insurance Company
Protective Variable Annuity Separate Account
This Supplement amends certain information contained in your variable product Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.
At a meeting of the Board of Directors (the “Board”) of Lord Abbett Series Fund, Inc. held on January 29, 2019, the Board approved a plan of liquidation for the Classic Stock Portfolio and the International Opportunities Portfolio (the “Portfolios”) that would result in the liquidation of the Portfolios effective on or about August 1, 2019 (the “Liquidation Date”). On the Liquidation Date, the Classic Stock Subaccount and the International Opportunities Subaccount, which invest in the Portfolios and are offered with the variable insurance products identified above, will no longer be available for investment.

Contract Value on the Date of Liquidation. If you have Contract Value allocated to the Classic Stock Subaccount or the International Opportunities Subaccount as of 3:00 P.M. Central Standard Time on July 31, 2019, Protective will automatically transfer that Contract Value to the Invesco Oppenheimer V.I. Government Money Fund Subaccount (the “Money Market Subaccount”). Following the transfer, you will receive a confirmation statement showing that the transfer has occurred, and the amount transferred. Any request we receive at or after 3:00 P.M. Central Standard Time on July 31, 2019 for the allocation of premium or transfer of Contract Value to the Classic Stock Subaccount or the International Opportunities Subaccount will result in an allocation of such premium or Contract Value to the Money Market Subaccount.

Beginning at 3:00 P.M. Central Standard Time on July 31, 2019, if your instructions for portfolio rebalancing and/or dollar cost averaging provide for the allocation of Contract Value to the Classic Stock Subaccount or the International Opportunities Subaccount, we will allocate such Contract Value to the Money Market Subaccount. You may change your instructions for portfolio rebalancing and/or dollar cost averaging at any time by contacting us at 800-456-6330.

Transfer Rights. Under your Contract, you are permitted to transfer Contract Value among the Investment Options currently available under your Contract. Please see your May 1, 2019 Prospectus for the currently available Investment Options.

If you have Contract Value in the Classic Stock Subaccount or the International Opportunities Subaccount, you will receive a letter from us that provides specific instructions on how to transfer your Contract Value from the Classic Stock Subaccount and/or the International Opportunities Subaccount to another Investment Option.

We will not impose any transfer fee on any transfers from the Classic Stock Subaccount or the International Opportunities Subaccount to any other Investment Options(s) (including any transfer we make to the Money Market Subaccount on the Liquidation Date) from the date of this Supplement until the Liquidation Date, nor will we count any transfer out of the Classic Stock Subaccount or the International Opportunities Subaccount from the date of this Supplement until the Liquidation Date for the purpose of determining how many free transfers may be permitted in any Contract Year. We will also not impose any transfer fee on any transfer from the Money Market Subaccount for 60 days after the Liquidation Date nor will we count any transfer out of the Money Market Subaccount for 60 days after the Liquidation Date for the purpose of determining how many free transfers may be permitted in any Contract Year.

The Lord Abbett Series Fund, Inc. (“the “Fund”) plans to engage in business and activities for the purpose of winding down the business and affairs of the Portfolios. This will involve increasing each Portfolio’s cash holdings and deviating from its investment objective, investment strategies and investment policies as stated in the Fund Prospectus and Statement of Additional Information. Following the ex-dividend date, the Fund expects each Portfolio to be invested entirely in cash, with no opportunity to participate in market growth or earnings. Contract Owners who continue to remain in the Classic Stock Subaccount or the International Opportunities Subaccount prior to the Liquidation Date may bear increased expenses resulting from increased transaction costs associated the disposition of the Portfolio’s holdings. Contract owners who continue to remain in the Classic Stock Subaccount or the International Opportunities Subaccount may also bear increased expenses resulting from any decrease in the Portfolio’s assets as contract owners and other investors withdraw their investment in the Portfolio in light of the impending Liquidation Date.

We hope you find the enclosed information helpful. If you would like another copy of the current prospectus for any of the Portfolios offered through the available Investment Option Sub-Accounts, including the Invesco Oppenheimer V.I. Government Money Fund, please call us at 800-456-6330. If you have any questions, please contact your financial representative or call us.